UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2017

Bravatek Solutions, Inc.
(Exact name of registrant as specified in its charter)

Colorado

(State or Other Jurisdiction of Incorporation)

000-1449574	32-0201472
(Commission File Number)	(IRS Employer Identification No.)

2028 E Ben White Blvd, Suite 240-2835, Austin, Texas	78741
(Address of Principal Executive Offices)	(Zip Code)

(866) 204-6703

(Registrant’s telephone number, including area code)

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On October 25, 2017, Bravatek Solutions, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Johnny Bolton (the “Seller”), the owner of HelpComm, Inc. (“HelpComm”), a telecom construction services corporation located in Manassas, Virgina, to purchase HelpComm from the Seller for a total purchase price of $2,425,000, consisting of $25,000 of cash and 100,000 shares of Series D Convertible Preferred Stock, with such series of convertible stock to be designated prior to closing of the acquisition. Each share of Series D Convertible Preferred Stock will be convertible into a number of shares of Company common stock equal to $24.00 divided by the volume-weighted average price of the common stock as reported on OTCMarkets.com on the trading day immediately preceding conversion. The closing of the acquisition is contingent on multiple conditions being satisfied prior to closing, including (i) the designation of the Series D Convertible Preferred Stock, (ii) the representations and warranties of each of the parties in the Stock Purchase Agreement being true and complete as of the closing date, (iii) new employment agreements with employees of HelpComm being executed on terms agreeable to the parties at or prior to closing, (iv) the parties agreeing as to the payment of liabilities of the Seller associated with HelpComm prior to closing, (v) the Seller completing his analysis of certain taxation issues prior to closing, (vi) the Company completing its review of HelpComm’s books and records and concluding its assessment of HelpComm’s auditability, and (vii) other customary closing conditions.

The foregoing description of the Stock Purchase Agreement and its terms is qualified in its entirety by the full text of the agreement, which is filed as Exhibit 10.1 to, and incorporated by reference in, this report.

Item 9.01 Financial Statements and Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this report:

10.1	Stock Purchase Agreement dated October 25, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAVATEK SOLUTIONS, INC.

Date: October 25, 2017	By:	/s/ Thomas A. Cellucci
Thomas A. Cellucci
Chief Executive Officer

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